                                                                  EXHIBIT (G)(2)

                  AMENDMENT TO CUSTODIAN CONTRACT/AGREEMENT

     This Amendment to the respective Custodian Contract/Agreement is made as of February 22, 1999 by and between each of the funds listed on Schedule D (including any series thereof, each, a "Fund") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract/Agreement referred to below.

     WHEREAS, each Fund and the Custodian have entered into a Custodian Contract/Agreement dated as of the dates set forth on Schedule D (each contract, as amended, a "Contract"); and

     WHEREAS, each Fund and the Custodian desire to amend certain provisions of the Contract to reflect revisions to Rule 17f-5 ("Rule 17f-5") promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, each Fund and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of each of the Funds held outside of the United States.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, to add the following new provisions which supersede the provisions in the existing contracts relating to the custody of assets of the Funds outside the United States.

3.   The Custodian as Foreign Custody Manager.
     ----------------------------------------

3.1. Definitions.
     -----------

Capitalized terms in this Article 3 shall have the following meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment; economic and financial infrastructure; systemic custody and securities settlement practices; and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC")), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act, except that the term does not include Mandatory Securities Depositories.

"Foreign Assets" means any of the Funds' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Funds' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(2) of Rule 17f-5.

"Mandatory Securities Depository" means a foreign securities depository or clearing agency that, either as a legal or practical matter, must be used if the Fund determines to place Foreign Assets in a country outside the United States
(i) because required by law or regulation; (ii) because securities cannot be withdrawn from such foreign securities depository or clearing agency; or (iii) because maintaining or effecting trades in securities outside the foreign securities depository or clearing agency is not consistent with systemic custodial or market practices.

3.2. Delegation to the Custodian as Foreign Custody Manager.
     ------------------------------------------------------

Each Fund, by resolution adopted by its Board of Trustees/Directors (the "Board"), hereby delegates to the Custodian subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Article 3 with respect to Foreign Assets of the Fund held outside the United States, and the Custodian hereby accepts such delegation, as Foreign Custody Manager with respect to the Funds.

3.3. Countries Covered.
     -----------------

The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Funds which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. Mandatory Securities Depositories are listed on Schedule B to this Contract, which Schedule B may be amended from time to time by the Foreign Custody Manager upon reasonable notice to the Fund. The Foreign Custody Manager will provide amended versions of Schedules A and B in accordance with Section 3.7 of this Article 3.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by a Fund of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by that Fund's Board responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the

Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Fund with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by that Fund's Board to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Fund with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period as to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

3.4.    Scope of Delegated Responsibilities.
        -----------------------------------

        3.4.1.  Selection of Eligible Foreign Custodians.
                ----------------------------------------

Subject to the provisions of this Article 3, the Fund's Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time.

In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

        3.4.2.  Contracts With Eligible Foreign Custodians.
                ------------------------------------------

The Foreign Custody Manager shall determine that the contract (or the rules or established practices or procedures in the case of an Eligible Foreign Custodian that is a foreign securities depository or clearing agency) governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

        3.4.3.  Monitoring.
                ----------

In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian (or the rules or established practices and procedures in the case of an Eligible Foreign Custodian selected by the Foreign

Custody Manager which is a foreign securities depository or clearing agency that is not a Mandatory Securities Depository). The Foreign Custody Manager shall provide the Board at least annually with information as to the factors used in such monitoring system. If the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.7 hereunder and withdraw the Foreign Assets from such Eligible Foreign Custodian as soon as reasonably practicable.

3.5. Guidelines for the Exercise of Delegated Authority.
     --------------------------------------------------

For purposes of this Article 3, the Foreign Custody Manager shall have no responsibility for Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios. The Fund and the Custodian each expressly acknowledge that the Foreign Custody Manager shall not be delegated any responsibilities under this Article 3 with respect to Mandatory Securities Depositories.

3.6. Standard of Care as Foreign Custody Manager of a Portfolio.
     ----------------------------------------------------------

In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

3.7. Reporting Requirements.
     ----------------------

The Foreign Custody Manager shall report the placement of Foreign Assets with an Eligible Foreign Custodian, the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board amended Schedules A or B at the end of the calendar quarter in which an amendment to either Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Funds described in this Article 3 promptly after the occurrence of the material change.

3.8. Representations with Respect to Rule 17f-5.
     ------------------------------------------

The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5.

3.9. Effective Date and Termination of the Custodian as Foreign Custody Manager.
     --------------------------------------------------------------------------

The Board's delegation to the Custodian as Foreign Custody Manager of the Funds shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective sixty (60) days after receipt by the non-terminating party of such notice.

The provisions of Section 3.3 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Funds with respect to designated countries.

3.10.  Most Favored Client.
       -------------------

If at any time prior to termination of this Amendment, the Custodian, as a matter of standard business practice, accepts delegation as Foreign Custody Manager for its U.S. mutual fund clients on terms of materially greater benefit to the Funds than set forth in this Amendment, the Custodian hereby agrees to negotiate with the Funds in good faith with respect thereto.

4.     Duties of the Custodian with Respect to Property of the Funds held
       ------------------------------------------------------------------
       Outside the United States.
       -------------------------

4.1    Definitions.
       -----------

Capitalized terms in this Article 4 shall have the following meanings:

"Foreign Securities System" means either a clearing agency or a securities depository listed on Schedule A hereto or a Mandatory Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution (including a foreign branch of the Custodian or another Bank (as defined in Section 2(a)(5) of the 1940 Act)) serving as an Eligible Foreign Custodian.

4.2.   Holding Securities.
       ------------------

The Custodian shall identify on its books as belonging to the Funds the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Funds, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however,
                                                             -------- -------
that (i) the records of the Custodian with respect to foreign securities of the Funds which are maintained in such account shall identify those securities as belonging to the Funds and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

4.3.   Foreign Securities Systems.
       --------------------------

Foreign securities shall be maintained in a Foreign Securities System in a designated country only through arrangements implemented by the Foreign Sub-Custodian in such country pursuant to the terms of this Contract.

4.4.   Transactions in Foreign Custody Account.
       ---------------------------------------

     4.4.1.  Delivery of Foreign Assets.
             --------------------------

The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Funds held by such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

     (i) upon the sale of such foreign securities for the Fund in accordance with customary market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

     (ii) in connection with any repurchase agreement related to foreign securities;

     (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

     (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

     (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

     (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with reasonable market custom; provided that in any such case the Foreign Sub-Custodian shall have
             --------
             no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

     (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

     (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

     (ix) for delivery as security in connection with any borrowing by the Funds requiring a pledge of assets by the Funds;

     (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

     (xi)    in connection with the lending of foreign securities; and

     (xii)   for any other proper purpose, but only upon receipt of Proper
                                           --- ----
             Instructions specifying the foreign securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper trust\corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

     4.4.2.  Payment of Fund Monies.
             ----------------------

Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Fund in the following cases only:

     (i) upon the purchase of foreign securities for the Fund, unless otherwise directed by Proper Instructions, in accordance with reasonable market settlement practice in the country where such foreign securities are held or traded, including, without limitation, (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

     (ii) in connection with the conversion, exchange or surrender of foreign securities of the Fund;

     (iii) for the payment of any expense or liability of the Fund, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

     (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Fund, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

     (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

     (vi) for payment of part or all of the dividends received in respect of securities sold short;

     (vii)   in connection with the borrowing or lending of foreign securities;
             and

     (viii)  for any other proper purpose, but only upon receipt of Proper
                                           --- ----
             Instructions specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper trust\corporate purpose, and naming the person or persons to whom such payment is to be made.

     4.4.3.  Market Conditions; Market Information.
             -------------------------------------

Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Funds and delivery of Foreign Assets maintained for the account of the Funds may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs generally accepted by Institutional Clients, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

For purposes of this Agreement, the term "Institutional Clients" means U.S. registered investment companies or major U.S. commercial banks, insurance companies, pension funds or substantially similar institutions which, as a part of their ordinary business operations, purchase or sell securities and make use of global custody services.

The Custodian shall provide to the Board information with respect to material changes in the custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian. The Custodian shall provide, without limitation, information relating to Foreign Securities Systems and other information described in Schedule C. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had previously been provided hereunder and provided further that the Custodian shall in any event provide to the Board at least annually the following information and opinions with respect to the Board approved countries listed on Schedule A:

     (i) legal opinions relating to whether local law restricts with respect to U.S. registered mutual funds (a) access of a fund's independent public accountants to books and records of a Foreign Sub-Custodian or Foreign Securities System, (b) a fund's ability to recover in the event of bankruptcy or insolvency of a Foreign Sub-Custodian or Foreign Securities System, (c) a fund's ability to recover in the event of a loss by a Foreign Sub-Custodian or Foreign Securities System, and (d) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars;

     (ii)    summary of information regarding Foreign Securities Systems; and

     (iii) country profile information containing market practice for (a) delivery versus payment, (b) settlement method, (c) currency restrictions, (d) buy-in practices, (e) foreign ownership limits, and (f) unique market arrangements.


4.5. Registration of Foreign Securities.
     ----------------------------------

The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable series or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities, except to the extent that the Fund incurs loss or damage due to failure of such nominee to meet its standard of care set forth in the Contract. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Fund under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.


4.6. Bank Accounts.
     -------------

The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts opened and maintained outside the United States on behalf of a Fund with a Foreign Sub-Custodian shall be subject only to draft or order by the Custodian or such Foreign Sub-Custodian, acting pursuant to the terms of this Contract to hold cash received by or from or for the account of the Portfolio.

4.7. Collection of Income.
     --------------------

The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Funds shall be entitled and shall credit such income, as collected, to the applicable Fund. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

4.8. Shareholder Rights.
     ------------------

With respect to the foreign securities held pursuant to this Article 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

4.9.  Communications Relating to Foreign Securities.
      ---------------------------------------------

The Custodian shall transmit promptly to the Fund written information (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith) received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Funds. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. Subject to the standard of care to which the Custodian is held under this Agreement, the Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Funds at any time held by it unless
(i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

4.10. Liability of Foreign Sub-Custodians and Foreign Securities Systems.
      ------------------------------------------------------------------

Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties and, to the extent possible, to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At each Fund's election, a Fund shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that a Fund and any applicable series have not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11. Tax Law.
      -------

Except to the extent that imposition of any tax liability arises from the Custodian's failure to perform in accordance with the terms of this Section 4.11 or from the failure of any Foreign Sub-Custodian to perform in accordance with the terms of the applicable subcustody agreement, the Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on a Fund, a series thereof or the Custodian as custodian of the Fund by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of each Fund to notify the Custodian of the obligations imposed on the Fund or the Custodian as custodian of the Fund by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

4.12.  Liability of Custodian.
       ----------------------

Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a Sub-Custodian, the Custodian shall be without liability to a Fund for any loss, liability, claim or expense resulting from or caused by anything which is (A) part of Country Risk or (B) part of the "prevailing country risk" of the Fund, as such term is used in SEC Release Nos. IC-22658; IS-1080 (May 12, 1997) or as such term or other similar terms are now or in the future interpreted by the SEC or by the staff of the Division of Investment Management of the SEC.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

III. Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.



WITNESSED BY:                 STATE STREET BANK AND TRUST
                              COMPANY

/s/ Marc L. Parsons           By:  /s/ Ronald E. Logue
-------------------                -------------------
Marc L. Parsons                    Ronald E. Logue
Associate Counsel                  Executive Vice President


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                                       12

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                              Prudential Natural Resources Fund, Inc.
                              Prudential Pacific Growth Fund, Inc.
                              Prudential Real Estate Securities Fund
                              Prudential Small Cap Quantum Fund, Inc.
                              Prudential Small Company Value Fund, Inc.
                              Prudential Special Money Market Fund, Inc.
                              Prudential Structured Maturity Fund, Inc.
                              Prudential Tax-Free Money Fund, Inc.
                              Prudential Tax-Managed Equity Fund
                              Prudential Utility Fund, Inc.
                              Prudential World Fund, Inc.
                              The Global Total Return Fund, Inc.
                              The Target Portfolio Trust
                              The Asia Pacific Fund, Inc.
                              The High Yield Income Fund, Inc.


Witnessed By:

By: /s/ S. Jane Rose           By: /s/ Grace Torres
    ----------------               ----------------
                                   Grace Torres
                                   Treasurer


                               First Financial Fund, Inc.
                               The High Yield Plus Fund, Inc.

Witnessed By:

By: /s/ Stephanie L. Bourque   By: /s/ Arthur J. Brown
    ------------------------       -------------------
                                   Arthur J. Brown
                                   Secretary

                                STATE STREET                          SCHEDULE A
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


Country        Subcustodian                           Non-Mandatory Depositories

Argentina      Citibank, N.A.                         --


Australia      Westpac Banking Corporation            --


Austria        Erste Bank der Oesterreichischen       --
               Sparkassen AG


Bahrain        British Bank of the Middle East        --
               (as delegate of The Hongkong and
               Shanghai Banking Corporation Limited)


Bangladesh     Standard Chartered Bank                --


Belgium        Generale de Banque                     --


Bermuda        The Bank of Bermuda Limited            --


Bolivia        Banco Boliviano Americano S.A.         --


Botswana       Barclays Bank of Botswana Limited      --


Brazil         Citibank, N.A.                         --


Bulgaria       ING Bank N.V.                          --


Canada         Canada Trustco Mortgage Company        --


Chile          Citibank, N.A.                         Deposito Central de
                                                      Valores S.A.


People's       The Hongkong and Shanghai              --
Republic       Banking Corporation Limited,
of China       Shanghai and Shenzhen branches



Colombia       Cititrust Colombia S.A.                --
               Sociedad Fiduciaria

                                STATE STREET                          SCHEDULE A
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


Country        Subcustodian                           Non-Mandatory Depositories

Costa Rica     Banco BCT S.A.                         --


Croatia        Privredna Banka Zagreb d.d             --


Cyprus         Barclays Bank Plc.                     --
               Cyprus Offshore Banking Unit


Czech Republic Ceskoslovenska Obchodni                --
               Banka, A.S.


Denmark        Den Danske Bank                        --


Ecuador        Citibank, N.A.                         --


Egypt          National Bank of Egypt                 --


Estonia        Hansabank                              --


Finland        Merita Bank Limited                    --


France         Banque Paribas                         --


Germany        Dresdner Bank AG                       --


Ghana          Barclays Bank of Ghana Limited         --


Greece         National Bank of Greece S.A.           The Bank of Greece,
                                                      System for Monitoring
                                                      Transactions in
                                                      Securities in Book-Entry
                                                      Form


Hong Kong      Standard Chartered Bank                --


Hungary        Citibank Budapest Rt.                  --


Iceland        Icebank Ltd.

                                STATE STREET                          SCHEDULE A
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


Country        Subcustodian                           Non-Mandatory Depositories

India          Deutsche Bank AG                       --

               The Hongkong and Shanghai
               Banking Corporation Limited


Indonesia      Standard Chartered Bank                --


Ireland        Bank of Ireland                        --


Israel         Bank Hapoalim B.M.                     --


Italy          Banque Paribas                         --


Ivory Coast    Societe Generale de Banques            --
               en Cote d'Ivoire


Jamaica        Scotiabank Jamaica Trust and Merchant  --
               Bank Ltd.


Japan          The Daiwa Bank, Limited                Japan Securities
                                                      Depository Center

               The Fuji Bank, Limited


Jordan         British Bank of the Middle East        --
               (as delegate of The Hongkong and
               Shanghai Banking Corporation Limited)


Kenya          Barclays Bank of Kenya Limited         --


Republic of    The Hongkong and Shanghai Banking
Korea          Corporation Limited


Latvia         JSC Hansabank-Latvija                  --


Lebanon        British Bank of the Middle East
               (as delegate of The Hongkong and
               Shanghai Banking Corporation Limited)

                                STATE STREET                          SCHEDULE A
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


Country        Subcustodian                           Non-Mandatory Depositories

Lithuania      Vilniaus Bankas AB                     --


Malaysia       Standard Chartered Bank                --
               Malaysia Berhad


Mauritius      The Hongkong and Shanghai              --
               Banking Corporation Limited


Mexico         Citibank Mexico, S.A.                  --


Morocco        Banque Commerciale du Maroc            --


Namibia        (via) Standard Bank of South Africa    --


The Netherlands  MeesPierson N.V.                     --


New Zealand    ANZ Banking Group                      --
               (New Zealand) Limited


Norway         Christiania Bank og                    --
               Kreditkasse


Oman           British Bank of the Middle East        --
               (as delegate of The Hongkong and
               Shanghai Banking Corporation Limited)


Pakistan       Deutsche Bank AG                       --


Peru           Citibank, N.A.                         --


Philippines    Standard Chartered Bank                --


Poland         Citibank (Poland) S.A.                 --
               Bank Polska Kasa Opieki S.A.


Portugal       Banco Comercial Portugues              --

                                STATE STREET                          SCHEDULE A
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


Country        Subcustodian                           Non-Mandatory Depositories

Romania        ING Bank N.V.                          --


Russia         Credit Suisse First Boston AO, Moscow  --
               (as delegate of Credit Suisse
               First Boston, Zurich)


Singapore      The Development Bank                   --
               of Singapore Limited


Slovak Republic  Ceskoslovenska Obchodni Banka, A.S.  --


Slovenia       Bank Austria d.d. Ljubljana            --


South Africa   Standard Bank of South Africa Limited  --


Spain          Banco Santander, S.A.                  --


Sri Lanka      The Hongkong and Shanghai              --
               Banking Corporation Limited


Swaziland      Standard Bank Swaziland Limited        --


Sweden         Skandinaviska Enskilda Banken          --


Switzerland    UBS AG                                 --


Taiwan - R.O.C.  Central Trust of China               --


Thailand       Standard Chartered Bank                --


Trinidad
& Tobago       Republic Bank Limited                  --


Tunisia        Banque Internationale Arabe de Tunisie --


Turkey         Citibank, N.A.                         --
               Ottoman Bank

                                STATE STREET                          SCHEDULE A
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


Country        Subcustodian                           Non-Mandatory Depositories

Ukraine        ING Bank, Ukraine                      --


United Kingdom State Street Bank and Trust Company,   --
               London Branch


Uruguay        Citibank, N.A.                         --


Venezuela      Citibank, N.A.                         --


Zambia         Barclays Bank of Zambia Limited        --


Zimbabwe       Barclays Bank of Zimbabwe Limited      --


Euroclear (The Euroclear System)/State Street London Limited

Cedel, S.A. (Cedel Bank, societe anonyme)/State Street London Limited

INTERSETTLE (for EASDAQ Securities)



* The global custody network approved by each fund is set forth below on Schedules A-1 and A-2.

                                 Schedule A-1

                            Prudential Mutual Funds
                      State Street Global Custody Network

Country                                            Funds
------------------------------------------------------------------------------------------------------------
Argentina            Mexico                        Global Utility Fund, Inc.
Australia            Morocco                       Prudential 20/20 Focus Fund
Austria              Netherlands                   Prudential Balanced Fund
Bangladesh/+/        New Zealand                   Prudential Equity Fund, Inc.
Belgium              Norway                        Prudential Equity Income Fund
Brazil               Pakistan                      Prudential Developing Markets Fund
Canada               Peru                          Prudential Diversified Bond Fund, Inc.
Chile                Philippines                   Prudential Distressed Securities Fund, Inc.
China                Poland                        Prudential Diversified Funds
Columbia             Portugal                      Prudential Emerging Growth Fund, Inc.
Cyprus               Russia                        Prudential Global Genesis Fund, Inc.
Czech Republic       Singapore                     Prudential Global Limited Maturity Fund, Inc.
Denmark              Slovak Republic               Prudential Index Series Fund
Ecuador              South Africa                  Prudential Intermediate Global Income Fund, Inc.
Egypt                Spain                         Prudential International Bond Fund, Inc.,
Finland              Sri Lanka                     Prudential Mid-Cap Value Fund
France               Sweden                        Prudential Natural Resources Fund, Inc.
Germany              Switzerland                   Prudential Pacific Growth Fund, Inc.
Ghana                Taiwan                        Prudential Real Estate Securities Fund
Greece               Thailand                      Prudential Small-Cap Quantum Fund, Inc.
Hong Kong            Turkey                        Prudential Small Company Value Fund, Inc.
Hungary              Transnational                 Prudential Tax-Managed Equity Fund
India                United Kingdom                Prudential Utility Fund, Inc.
Indonesia            Uruguay                       Prudential World Fund, Inc.
Ireland              Venezuela                     The Prudential Investment Portfolios Fund, Inc.
Israel                                             The Target Portfolio Trust
Italy                                              The Global Total Return Fund, Inc.
Ivory Coast
Japan
Jordan
Kenya
Korea
Lebanon
Malaysia

-----------------------------------------------------------------------------------------
+    Countries marked by a dagger have been approved only for The Target Portfolio Trust.

                                 Schedule A-2

                            Prudential Mutual Funds
                      State Street Global Custody Network


Country                                      Funds

-----------------------------------------------------------------------------------------
United Kingdom                               Cash Accumulation Trust
                                             Command Government Fund
                                             Command Money Fund
                                             Prudential Government Income Fund, Inc.
                                             Prudential High Yield Fund, Inc.
                                             Prudential High Yield Income Fund, Inc.
                                             Prudential Institutional Liquidity Portfolio, Inc.
                                             Prudential MoneyMart Assets, Inc.
                                             Prudential Special Money Market Fund, Inc.
                                             Prudential Structured Maturity Fund, Inc.

                                                                      SCHEDULE B
                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES



Country                             Mandatory Depositories

Argentina                           Caja de Valores S.A.

Australia                           Austraclear Limited

                                    Reserve Bank Information and
                                    Transfer System

Austria                             Oesterreichische Kontrollbank AG
                                    (Wertpapiersammelbank Division)

Belgium                             Caisse Interprofessionnelle de Depot et
                                    de Virement de Titres S.A.

                                    Banque Nationale de Belgique

Brazil                              Companhia Brasileira de Liquidacao e
                                    Custodia (CBLC)

                                    Bolsa de Valores de Rio de Janeiro
                                    All SSB clients presently use CBLC

                                    Central de Custodia e de Liquidacao
                                    Financeira de Titulos

Canada                              The Canadian Depository
                                    for Securities Limited

People's Republic                   Shanghai Securities Central Clearing
of China                            and Registration Corporation

                                    Shenzhen Securities Central Clearing
                                    Co., Ltd.

Croatia

Czech Republic                      Stredisko cennych papiru

                                    Czech National Bank


Denmark                             Vaerdipapircentralen
                                    (the Danish Securities Center)

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

                                                                      SCHEDULE B
                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

Country                             Mandatory Depositories

Egypt                               Misr Company for Clearing, Settlement,
                                    and Central Depository

Finland                             The Finnish Central Securities
                                    Depository

France                              Societe Interprofessionnelle
                                    pour la Compensation des
                                    Valeurs Mobilieres (SICOVAM)

Germany                             Deutsche Borse Clearing  AG

Greece                              The Central Securities Depository
                                    (Apothetirion Titlon AE)

Hong Kong                           The Central Clearing and
                                    Settlement System

                                    Central Money Markets Unit

Hungary                             The Central Depository and Clearing
                                    House (Budapest) Ltd. (KELER)
                                    [Mandatory for Gov't Bonds only;
                                    SSB does not use for other securities]

India                               The National Securities Depository Limited

Indonesia                           Bank Indonesia

Ireland                             Central Bank of Ireland
                                    Securities Settlement Office

Israel                              The Tel Aviv Stock Exchange Clearing
                                    House Ltd.

                                    Bank of Israel

Italy                               Monte Titoli S.p.A.

                                    Banca d'Italia

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

                                                                      SCHEDULE B
                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

Country                             Mandatory Depositories

Japan                               Bank of Japan Net System

Kenya                               Central Bank of Kenya

Republic of Korea                   Korea Securities Depository Corporation

Lebanon The Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East (MIDCLEAR) S.A.L.

                                    The Central Bank of Lebanon

Malaysia                            The Malaysian Central Depository Sdn. Bhd.

                                    Bank Negara Malaysia,
                                    Scripless Securities Trading and Safekeeping
                                    System

Mexico                              S.D. INDEVAL, S.A. de C.V.
                                    (Instituto para el Deposito de
                                    Valores)

Morocco                             Maroclear

The Netherlands                     Nederlands Centraal Instituut voor
                                    Giraal Effectenverkeer B.V. (NECIGEF)

                                    De Nederlandsche Bank N.V.

New Zealand                         New Zealand Central Securities
                                    Depository Limited

Norway                              Verdipapirsentralen (the Norwegian
                                    Registry of Securities)

Pakistan                            Central Depository Company of Pakistan
                                    Limited


* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

                                                                      SCHEDULE B
                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

Country                             Mandatory Depositories

Peru                                Caja de Valores y Liquidaciones S.A.
                                    (CAVALI)

Philippines                         The Philippines Central Depository, Inc.

                                    The Registry of Scripless Securities
                                    (ROSS) of the Bureau of the Treasury

Poland The National Depository of Securities (Krajowy Depozyt Papierow Wartosciowych)

                                    Central Treasury Bills Registrar

Portugal                            Central de Valores Mobiliarios (Central)

Romania                             National Securities Clearing, Settlement and
                                    Depository Co.

                                    Bucharest Stock Exchange Registry Division

Singapore                           The Central Depository (Pte)
                                    Limited

                                    Monetary Authority of Singapore

Slovak Republic                     Stredisko Cennych Papierov

                                    National Bank of Slovakia

South Africa                        The Central Depository Limited

Spain                               Servicio de Compensacion y
                                    Liquidacion de Valores, S.A.

                                    Banco de Espana,
                                    Central de Anotaciones en Cuenta

Sri Lanka                           Central Depository System
                                    (Pvt) Limited

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

                                                                      SCHEDULE B
                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

Country                             Mandatory Depositories

Sweden                              Vardepapperscentralen AB
                                    (the Swedish Central Securities Depository)

Switzerland                         Schweizerische Effekten - Giro AG

Taiwan - R.O.C.                     The Taiwan Securities Central
                                    Depository Co., Ltd.

Thailand                            Thailand Securities Depository
                                    Company Limited

Turkey                              Takas ve Saklama Bankasi A.S.
                                    (TAKASBANK)

                                    Central Bank of Turkey

United Kingdom                      The Bank of England,
                                    The Central Gilts Office and
                                    The Central Moneymarkets Office

Uruguay                             Central Bank of Uruguay

Venezuela                           Central Bank of Venezuela


* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

                                  SCHEDULE C

                               MARKET INFORMATION


Publication/Type of Information          Brief Description
-------------------------------          -----------------
(Frequency)


The Guide to Custody in World Markets   An overview of safekeeping and
-------------------------------------
                                        settlement practices and
(annually)                              procedures in each market in which State
                                        Street Bank and Trust Company offers
                                        custodial services.

Global Custody Network Review           Information relating to the operating history
-----------------------------
                                        and structure of
(annually)                              depositories and subcustodians located in the markets
                                        in which State Street Bank and Trust Company offers
                                        custodial services, including transnational
                                        depositories.

Global Legal Survey                     With respect to each market in which State Street Bank
-------------------
                                        and
(annually)                              Trust Company offers custodial services, opinions
                                        relating to whether local law restricts (i) access of a
                                        fund's independent public accountants to books and
                                        records of a Foreign Sub-Custodian or Foreign
                                        Securities System, (ii) the Fund's ability to recover
                                        in the event of bankruptcy or insolvency of a Foreign
                                        Sub-Custodian or Foreign Securities System, (iii) the
                                        Fund's ability to recover in the event of a loss by a
                                        Foreign Sub-Custodian or Foreign Securities System, and
                                        (iv) the ability of a foreign investor to convert cash
                                        and cash equivalents to U.S. dollars.

Subcustodian Agreements                 Copies of the subcustodian contracts State Street Bank
-----------------------
                                        and
(annually)                              Trust Company has entered into with each subcustodian
                                        in the markets in which State Street Bank and Trust
                                        Company offers subcustody services to its US mutual
                                        fund clients.

Network Bulletins (weekly):             Developments of interest to investors in the
                                        markets in which State Street Bank and Trust Company
                                        offers custodial services.

Foreign Custody Advisories              With respect to markets in which State Street Bank
                                        and Trust
(as necessary):                         Company offers custodial services which exhibit special
                                        custody risks, developments which may impact State
                                        Street's ability to deliver expected levels of service.


                                  SCHEDULE D

                     LIST OF FUNDS,CONTRACTS AND AGREEMENTS


Fund Name                                                             Execution Date
---------                                                             --------------

Cash Accumulation Trust                                               December 12, 1997

Command Government Fund                                               July 1, 1990

Command Money Fund                                                    July 1, 1990

Command Tax-Free Fund                                                 July 1, 1990

The Global Total Return Fund, Inc.                                    September 5, 1990
  (formerly The Global Yield Fund, Inc.)

Prudential 20/20 Focus Fund                                           April 14, 1998

Prudential California Municipal Fund                                  August 1, 1990

Prudential Developing Markets Fund                                    June 1, 1998

Prudential Distressed Securities Fund, Inc.                           February 8, 1996

Prudential Diversified Bond Fund, Inc.                                January 3, 1995

Prudential Diversified Funds                                          September 2, 1998

Prudential Emerging Growth Fund, Inc.                                 October 21, 1996

Prudential Equity Fund, Inc.                                          August 1, 1990

Prudential Global Limited Maturity Fund, Inc.                         October 25, 1990
  (formerly Prudential Short-Term Global
          Income Fund, Inc.)

Prudential Government Income Fund, Inc.                               July 31, 1990
  (formerly Prudential Government Plus Fund)

Prudential Government Securities Trust                                July 26, 1990

Prudential High Yield Fund, Inc.                                      July 26, 1990

Prudential High Yield Total Return Fund, Inc.                         May 30, 1997

Prudential International Bond Fund, Inc.                              January 16, 1996
  (formerly The Global Government Plus Fund, Inc.)

The Prudential Investment Portfolios Fund, Inc.                       October 27, 1995
  (formerly Prudential Jennison Series Fund, Inc.)

Prudential Mid-Cap Value Fund                                         April 14, 1998


Prudential MoneyMart Assets, Inc.                                     July 25, 1990

Prudential Mortgage Income Fund, Inc.                                 August 1, 1990
 (formerly Prudential GNMA Fund, Inc.)

Prudential Multi-Sector Fund, Inc.                                    June 1, 1990

Prudential Municipal Series Fund                                      August 1, 1990

Prudential National Municipals Fund, Inc.                             July 26, 1990

Prudential Pacific Growth Fund, Inc.                                  July 16, 1992

Prudential Real Estate Securities Fund                                February 18, 1998

Prudential Small Cap Quantum Fund, Inc.                               August 1, 1997

Prudential Small Company Value Fund, Inc.                             July 26, 1990
  (formerly Prudential Growth Opportunity Fund, Inc.)

Prudential Special Money Market Fund, Inc.                            January 12, 1990

Prudential Structured Maturity Fund, Inc.                             July 25, 1989

Prudential Tax-Free Money Fund, Inc.                                  July 26, 1990

Prudential Utility Fund, Inc.                                         June 6, 1990

Prudential World Fund, Inc.                                           June 7, 1990
  (formerly Prudential Global Fund, Inc.)

The Target Portfolio Trust                                            November 9, 1992

Global Utility Fund, Inc.                                             December 21, 1989

Nicholas-Applegate Fund, Inc.                                         April 10, 1987

Prudential Balanced Fund                                              September 4, 1987

Prudential Equity Income Fund                                         January 6, 1987

Prudential Global Genesis Fund, Inc.                                  October 21, 1987

Prudential Institutional Liquidity Portfolio, Inc.                    November 20, 1987

Prudential Intermediate Global Income Fund, Inc.                      May 19, 1988

Prudential Municipal Bond Fund                                        August 25, 1987

Prudential Natural Resources Fund, Inc.                               September 18, 1987

Prudential Tax-Managed Equity Fund                                    December 8, 1998

The Asia Pacific Fund                                                 April 24, 1987


Duff & Phelps Utilities Tax-Free Income Fund, Inc.                    November 21, 1991

First Financial Fund, Inc.                                            May 1, 1986

The High Yield Income Fund, Inc.                                      November 6, 1987

The High Yield Plus Fund, Inc.                                        March 15, 1988
